Vanguard ESG U.S. Corporate Bond ETF
Summary Prospectus
 December 20, 2024
Exchange-traded fund shares that are not individually redeemable and are listed on Cboe BZX Exchange, Inc.
Vanguard ESG U.S. Corporate Bond ETF Shares (VCEB)
 The Fund’s statutory Prospectus and Statement of Additional Information dated December 20, 2024, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/ETFs. You can also obtain this information at no cost by calling 866-499-8473 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks to track the performance of a market-weighted corporate bond index that measures the investment return of investment-grade U.S. dollar-denominated bonds and is screened for certain environmental, social, and corporate governance criteria.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None*
Transaction Fee on Reinvested Dividends	None*
*
None through Vanguard (Broker fees vary)
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.09%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.12%

Example
The following example is intended to help you compare the cost of investing in the Fund’s ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to sell your shares at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$12	$39	$68	$154
This example does not include the brokerage commissions that you may pay to buy and sell shares of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the Bloomberg MSCI US Corporate SRI Select Index (the Index). The Index is a subset of the Bloomberg U.S. Corporate Index (the Parent Index), which serves as the universe of eligible bonds for use in constructing the Index and represents U.S. dollar-denominated, taxable, investment-grade corporate bonds. The Index excludes bonds with maturities of less than 1 year and with less than $750 million outstanding, and is screened for certain environmental, social, and governance (ESG) criteria by the Index provider, which is independent of Vanguard. The Index excludes the bonds of companies that the Index provider determines engage in (which may include manufacturing, owning, and operating), have a specified level of involvement in, and/or derive threshold amounts of revenue from certain activities or business segments related to the following: adult entertainment, alcohol, gambling, tobacco, nuclear weapons, controversial weapons, conventional weapons, civilian firearms, nuclear power, and thermal coal, oil, or gas. The level or type of involvement in, or amount of revenue earned from, certain activities or business segments that lead to exclusion by the Index provider can vary from one activity or business segment to another. The Index also excludes the bonds of any company that, as determined by the Index provider, does not meet certain standards defined by the Index provider with respect to an ESG controversies assessment, which measures a company’s involvement in major ESG controversies and how well they adhere to international norms and principles, or does not have an ESG controversy assessment score. Where MSCI, the Index provider’s data source, has insufficient or no data available to adequately assess a particular issuer relative to the ESG criteria of the Index, bonds of such issuer may be excluded from the Index until such time as they may be determined to be eligible by MSCI. Additionally, the Index excludes bonds of companies that fail to have at least one woman on their board of directors and companies for which the Index provider does not have board diversity data. The screens for ESG criteria described above do not apply to government-issued bonds (e.g., U.S. Treasury securities), asset-backed securities, mortgage-backed securities, and commercial mortgage-backed securities.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and under normal circumstances, at least 80% of the Fund’s assets will be invested in bonds included in the Index. The Fund seeks to maintain a dollar-weighted average maturity consistent with that of the Index.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance, and the level of risk may vary based on market conditions:
• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.
• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be low for short-term bond funds, moderate for intermediate-term bond funds, and high for long-term bond funds.
• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally higher for short-term bond funds and lower for long-term bond funds.

• Liquidity risk, which is the chance that a Fund may not be able to sell a security in a timely manner at a desired price.
• Index-related risks. The Fund is subject to risks associated with index investing, which include passive management risk, tracking error risk, and index provider risk. Passive management risk is the chance that the Fund’s use of an indexing strategy will negatively impact the Fund’s performance. Because the Fund seeks to track the performance of its target index regardless of how that index is performing, the Fund’s performance may be lower than it would be if the Fund were actively managed. Tracking error risk is the chance that the Fund’s performance will deviate from the performance of its target index. Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. Index provider risk is the chance that the Fund will be negatively impacted by changes or errors made by the index provider. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index.
• ESG investing risks. The Fund is subject to ESG investing risks. The index provider selects securities for the Index based on the ESG criteria disclosed in the Fund’s principal investment strategies. Using ESG criteria could result in the Fund investing in securities that trail the returns of other funds that use ESG criteria or in the Fund underperforming the market as a whole. The index provider’s use of ESG criteria may result in the Index becoming focused, at times, in a particular market sector, which would subject the Fund to proportionately higher risks of that sector. Interpretations of what it means for a company or issuer to exhibit ESG characteristics can—and do—vary significantly across individuals, index providers, advisors, and other funds that use ESG criteria. As a result, the Fund’s disclosed ESG criteria, or the index provider’s assessment of whether or not a company or issuer meets the Fund’s disclosed ESG criteria, may not align with your personal view of what it means for a company or issuer to exhibit ESG characteristics. Further, individual securities held by the Fund may not reflect your personal preferences, beliefs, expectations, and/or values. In order to assess a company or issuer against the Fund’s disclosed ESG criteria, the index provider depends on the availability of data obtained through voluntary or third-party reporting. There can be no assurance that this data will be accurate, complete, or current, which could result in an inaccurate assessment of a company or issuer.

Because the Fund is an exchange-traded fund (ETF) and the Fund’s shares are traded on an exchange, the Fund is subject to additional risks:
• The Fund’s ETF Shares are listed for trading on Cboe BZX Exchange, Inc. and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.
• Although the Fund’s ETF Shares are listed for trading on Cboe BZX Exchange, Inc., it is possible that an active trading market may not be maintained.
• Trading of the Fund’s ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from Cboe BZX Exchange, Inc. without first being listed on another exchange or (2) Cboe BZX Exchange, Inc. officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund’s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. The Fund is using a comparative benchmark that is different from the one used for the immediately preceding fiscal year to reflect new regulatory requirements. The Bloomberg U.S. Aggregate Bond Index is considered broadly representative of the overall securities market applicable to the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.

Annual Total Returns — Vanguard ESG U.S. Corporate Bond ETF Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2024, was 5.34%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	8.12%	December 31, 2023
Lowest	-7.35%	March 31, 2022
Average Annual Total Returns for Periods Ended December 31, 2023
	1 Year	Since Fund Inception	Fund Inception Date
Vanguard ESG U.S. Corporate Bond ETF			09/22/2020
Based on NAV
Return Before Taxes	8.51%	-2.50%
Return After Taxes on Distributions	6.83	-3.54
Return After Taxes on Distributions and Sale of Fund Shares	4.98	-2.32
Based on Market Price
Return Before Taxes	8.66	-2.44
Bloomberg MSCI U.S. Corporate SRI Select Index (reflects no deduction for fees, expenses, or taxes)	8.44%	-2.39%
Bloomberg U.S. Corporate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.52	-2.32
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.53	-2.90

Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Manager
Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has managed the Fund since its inception in 2020.
Purchase and Sale of Fund Shares
ETF Shares may only be bought and sold in the secondary market through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more (premium) or less (discount) than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), typically in exchange for baskets of securities.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market (bid-ask spread). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at vanguard.com.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.

“BLOOMBERG®” is a trademark and service mark of Bloomberg Finance L.P. MSCI® is a trademark and service mark of MSCI Inc. (collectively with its affiliates, “MSCI”), used under license.
Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”), including Bloomberg Index Services Limited, the index administrator (“BISL”), or Bloomberg’s licensors, including MSCI, own all proprietary rights in the Bloomberg MSCI U.S. Corporate SRI Select Index, Bloomberg U.S. Corporate Bond Index, and Bloomberg U.S. Aggregate Bond Index (the “ESG Indices”).
Neither Bloomberg nor MSCI is the issuer or producer of Vanguard US Corporate Bond ETF (the “Fund”) and neither Bloomberg nor MSCI has any responsibilities, obligations or duties to investors in the Fund. The ESG Indices is licensed for use by for use for certain purposes by Vanguard as the issuer of the Fund. The only relationship of Bloomberg and MSCI with the issuer is the licensing of the ESG Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the issuer or the Fund or the owners of the Fund.
Investors acquire the Fund from Vanguard and investors neither acquire any interest in the ESG Indices nor enter into any relationship of any kind whatsoever with Bloomberg or MSCI upon making an investment in the Fund. The Fund are not sponsored, endorsed, sold or promoted by Bloomberg or MSCI. Neither Bloomberg nor MSCI makes any representation or warranty, express or implied, regarding the advisability of investing in the Fund or the advisability of investing in securities generally or the ability of the ESG Indices to track corresponding or relative market performance. Neither Bloomberg nor MSCI has passed on the legality or suitability of the Fund with respect to any person or entity. Neither Bloomberg nor MSCI is responsible for or has participated in the determination of the timing of, prices at, or quantities of the Fund to be issued. Neither Bloomberg nor MSCI has any obligation to take the needs of the issuer or the owners of the Fund or any other third party into consideration in determining, composing or calculating the ESG Indices. Neither Bloomberg nor MSCI has any obligation or liability in connection with administration, marketing or trading of the Fund.
Any licensing agreement(s) between or among Bloomberg and MSCI are solely for the benefit of Bloomberg and/or MSCI and not for the benefit of the owners of the Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Fund, investors or other third parties.
NEITHER BLOOMBERG NOR MSCI SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE ESG INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE ESG INDICES. NEITHER BLOOMBERG NOR MSCI MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ESG INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR MSCI MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ESG INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE ESG INDICES, AND NEITHER BLOOMBERG NOR MSCI SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE ESG INDICES. NEITHER BLOOMBERG OR MSCI SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS, EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE ESG INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE FUND.

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Vanguard ESG U.S. Corporate Bond ETF Shares—Fund Number 4158
To request additional information about the Fund, please visit vanguard.com or contact us at 866-499-8473.
© 2024 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SP 4158 122024